                                                                   Exhibit F-1.2

                                 POWERGEN PLC

 List of Every "Subsidiary Company," as Defined by the Public Utility Holding
        Company Act of 1935, As Amended ("PUHCA"), of Powergen plc, and
 The Basis for Retaining Each Subsidiary Company for Purposes of Section 11 of
                                     PUHCA

                                           (A "Table of Notations" follows this chart.)
------------------------------------------------------------------------------------------------------------------------------------
Name of Entity                     Description of Business                   Parent's  Incorporated     Basis for Retention
                                                                             Interest
                                                                             %
----------------------------------------------------------------------------------------------------------------------------------
*Powergen Group Holdings           Will serve as a holding company for       100%      England & Wales  See, e.g., Interstate Enegy
                                   Powergen UK plc and Powergen                                         Corporation, HCAR No. 2709
                                   International Holdings Ltd, each a                                   (Aug. 26, 1999) ("I nerstate
                                   holding company for Powergen's nonutility                            Energy") (authorizing
                                   investments and for companies qualifying                             acquisition of finaning
                                   as "foreign utility companies" ("FUCOs"),                            subsidiaries and intermedite
                                   as defined under, and pursuant to,                                   (holding company)
                                   Section 33 of PUHCA [Dormant pending                                 susidiaries for acquiring,
                                   reorganization of Powergen's non-U.S.                                holdig and financing
                                   investments]                                                         certain noutility
                                                                                                        subsidiaries)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen International Holdings  Will serve as holding company for         100%      England & Wales  Interstate Energy
  Ltd                              Powergen's non-U.K. international
                                   investments, including nonutility
                                   investments and companies qualifying as
                                   FUCOs [Dormant pending reorganization of
                                   Powergen's non-U.S. investments]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*Powergen US Holdings Ltd     To be registered as a public utility   100%  England & Wales    To be registered as a public
                              holding company [Dormant pending                                utility holding company
                              investment in LG&E Energy Corp.]
------------------------------------------------------------------------------------------------------------------------------------
**Powergen US Investments     To be registered as a public utility   100%  England & Wales    To be registered as a public
                              holding company [Dormant pending                                utility holding company
                              investment in LG&E Energy Corp.]
------------------------------------------------------------------------------------------------------------------------------------
**Ergon US Investments        To be registered as a public utility   100%  England & Wales    To be registered as a public
                              holding company [Dormant pending                                utility holding company
                              investment in LG&E Energy Corp.]
------------------------------------------------------------------------------------------------------------------------------------
Central England Networks Ltd  [Dormant]                              100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Drakmarn O&M Ltd              [Not Trading]                          100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Electricity Ltd               [Dormant]                              100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
**Ergon Pensions Trustee Ltd  Pension scheme trustee                 100%  England & Wales    The National Grid Group plc, HCAR No.
                                                                                              27154 (Mar. 15, 2000) (retention of
                                                                                              National Grid Group Quest Trustees
                                                                                              Limited, the trustee company for
                                                                                              National Grid's qualifying employee
                                                                                              share ownership trust)
------------------------------------------------------------------------------------------------------------------------------------
Ergon Power Ltd               [Dormant]                              100%  England & Wales    See, e.g., Interstate Energy
                                                                                              Corporation, HCAR No. 27069 (Aug. 26,
                                                                                              1999) ("Interstate Energy")
                                                                                              (authorizing acquisition of financing
                                                                                              subsidiaries and intermediate (holding
                                                                                              company) subsidiaries for acquiring,
                                                                                              holding and financing certain
                                                                                              nonutility
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               subsidiaries)
-----------------------------------------------------------------------------------------------------------------------------------
Ergon Properties Ltd                  [Dormant]                                       100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
First Energy (UK) Ltd                 [Dormant]                                       100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
Kinesis Resource Ltd                  Will be the partner representing Powergen       100%  England & Wales    Interstate Energy
                                      in Yallourn Investments, A Limited
                                      Partnership (LLP), a financing
                                      partnership for Yallourn station, which
                                      station qualifies as a FUCO
-----------------------------------------------------------------------------------------------------------------------------------
Kinetica Ltd                          [Dormant]                                       100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln Green Energy Ltd              [Dormant]                                       100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
PowerGas Ltd                          [Dormant]                                       100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
**Powergen (Kentucky) Ltd             Representative office in U.K. for               100%  England & Wales    Interstate Energy
                                      Powergen's interest in LG&E Energy Corp.                                 (authorizing the
                                                                                                               organization of
                                                                                                               intermediate
                                                                                                               subsidiaries for the
                                                                                                               purpose of
                                                                                                               representing the
                                                                                                               registered holding
                                                                                                               company in a foreign
                                                                                                               jurisdiction)
-----------------------------------------------------------------------------------------------------------------------------------
Powergen Leasing Ltd                  [Not Trading]                                   100%  England & Wales    N/A--Not Trading (1)
-----------------------------------------------------------------------------------------------------------------------------------
**Powergen Share Trustees Ltd         Share scheme trustee (i.e., trustee for         100%  England & Wales    The National Grid
                                      stock awards plan)                                                       Group plc, HCAR No.
                                                                                                               27154 (Mar. 15, 2000)
                                                                                                               (retention of
                                                                                                               National Grid Group
                                                                                                               Quest Trustees
                                                                                                               Limited, the trustee
                                                                                                               company for National
                                                                                                               Grid's qualifying
                                                                                                               employee share
                                                                                                               ownership trust)
------------------------------------------------------------------------------------------------------------------------------------
Power Technology Ltd                  [Dormant]                                       100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
**Telecentric Solutions Ltd           Internet sales services                          50%  England & Wales    Qualifies as an
                                                                                                               "exempt
                                                                                                               telecommunications
                                                                                                               company"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   ("ETC") pursuant
                                                                                                                   to Section 34 of
                                                                                                                   PUHCA; or
                                                                                                                   Interstate Energy
                                                                                                                   (authorizing
                                                                                                                   subsidiaries to
                                                                                                                   provide services
                                                                                                                   to certain
                                                                                                                   nonutility
                                                                                                                   subsidiaries in
                                                                                                                   same holding
                                                                                                                   company system)
------------------------------------------------------------------------------------------------------------------------------------
The Power Generation Company Ltd      [Dormant]                                           100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Wavedriver Ltd                        [Not Trading]                                       100%  England & Wales    N/A--Not Trading
                                                                                                                   (1)
------------------------------------------------------------------------------------------------------------------------------------
*Powergen Share Scheme Trustee        Qualifying Employee Trust Company                   100%  England & Wales    The National
 Limited                                                                                                           Grid Group
                                                                                                                   plc, HCAR No.
                                                                                                                   27154 (Mar. 15,
                                                                                                                   2000)(retention
                                                                                                                   of National Grid
                                                                                                                   Group Quest
                                                                                                                   Trustees Limited,
                                                                                                                   the trustee
                                                                                                                   company for
                                                                                                                   National Grid's
                                                                                                                   qualifying
                                                                                                                   employee share
                                                                                                                   ownership trust)
------------------------------------------------------------------------------------------------------------------------------------
*Powergen UK plc                      Engaged in electric generation; Holding             100%  England & Wales    Qualifies as a
                                      and financing company over numerous                                          "foreign utility
                                      subsidiaries, listed below, including                                        company" ("FUCO")
                                      companies qualifying as FUCOs                                                as definedunder,
                                                                                                                   and pursuant to,
                                                                                                                   Section 33 of
                                                                                                                   PUHCA
------------------------------------------------------------------------------------------------------------------------------------
**Powergen (East Midlands)            Holding and financing company for                   100%  England & Wales    Interstate Energy
  Investments                         Powergen Energy plc, which company
                                      qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***Powergen (East Midlands) Loan      Financing company for Powergen Energy               100%  England & Wales    Interstate Energy
 Notes                                plc, which company qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***Powergen Energy plc                Engaged in electric distribution in U.K.            100%  England & Wales    Qualifies as a
                                      (qualifies as a FUCO) and holding company                                    FUCO;
                                      for Powergen Retail Gas Ltd,                                                 Interstate
                                                                                                                   Energy
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   gas retail company in U.K. (qualifies as a
                                   FUCO); East Midlands Electricity Gen (Non
                                   Fossil) Ltd, a holding company for East
                                   Midlands Electricity Gen (IPG) Ltd and a
                                   joint venture ("JV") partner in Biogas
                                   Generation Ltd (qualifies as a Rule
                                   58(b)(1)(vi) company); Charnwood Insurance Co
                                   Ltd,(in liquidation); Coppice Insurance Co
                                   Ltd, (in liquidation); East Midlands
                                   Electricity Gen (IPG) Ltd, (not trading); and
                                   29 dormant companies, listed below.
------------------------------------------------------------------------------------------------------------------------------------
****Powergen Retail Gas Ltd        Gas retail in U.K.                           100%  England & Wales    Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****EME Industrial Shipping Ltd   Gas shipping in U.K.                         100%  England & Wales    Rule 58(b)(2)(i)
------------------------------------------------------------------------------------------------------------------------------------
****East Midlands Electricity Gen  Holding company for East Midlands            100%  England & Wales    Interstate Energy
    (Non Fossil) Ltd               Electricity Gen (IPG) Ltd and a JV
                                   partner in Biogas Generation Ltd, a waste
                                   combustion company in U.K., which company
                                   qualifies as a Rule 58(b)(1)(vi) company
------------------------------------------------------------------------------------------------------------------------------------
*****Biogas Generation Ltd         Waste combustion in U.K.                      50%  England & Wales    Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
****Charnwood Insurance Co Ltd,    [In liquidation]                             100%  Guernsey (UK)      Columbia Gas System, Inc.,
    Guernsey                                                                                             No. 26596 (Oct. 25, 1996)
                                                                                                         (authorizing acquisition of
                                                                                                         captive insurance company)
------------------------------------------------------------------------------------------------------------------------------------
****Coppice Insurance Co Ltd,      [In liquidation]                             100%  Guernsey (UK)      N/A--In Liquidation
    Guernsey
------------------------------------------------------------------------------------------------------------------------------------
*****East Midlands Electricity Gen [Not Trading]                                100%  England & Wales    N/A--Not Trading (1)
     (IPG) Ltd
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Derek B Haigh Ltd (2)                 [Dormant]                                   100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
East Midlands Electricity             [Dormant]                                   100%  England & Wales    N/A--Dormant
Distribution Ltd (2)
------------------------------------------------------------------------------------------------------------------------------------
East Midlands Electricity             [Dormant]                                   100%  England & Wales    N/A--Dormant
Generation (Rugby) Ltd (2)
------------------------------------------------------------------------------------------------------------------------------------
East Midlands Pipelines Ltd (2)       [Dormant]                                   100%  England & Wales    N/A--Dormant
-----------------------------------------------------------------------------------------------------------------------------------
East Midlands Electricity Share       Staff share scheme trustee [Note:  It is    100%  England & Wales    The National Grid Group
Scheme Trustees Ltd (2)               Powergen's intention to liquidate this                               plc, HCAR No. 27154
                                      company.]                                                            (Mar. 15, 2000)
                                                                                                           (retention of National
                                                                                                           Grid Group Quest Trustees
                                                                                                           Limited, the trustee
                                                                                                           company for National
                                                                                                           Grid's qualifying
                                                                                                           employee share ownership
                                                                                                           trust)
------------------------------------------------------------------------------------------------------------------------------------
East Midlands Electricity Trustees    [Dormant]                                   100%  Jersey             N/A--Dormant
(ESOP) Limited - JERSEY
------------------------------------------------------------------------------------------------------------------------------------
East Midlands Electricity Supply      [Dormant]                                   100%  England & Wales    N/A--Dormant
Ltd (2)
------------------------------------------------------------------------------------------------------------------------------------
East Midlands Telecommunications      [Dormant]                                   100%  England & Wales    N/A--Dormant
Ltd (2)
------------------------------------------------------------------------------------------------------------------------------------
EMCO Ltd (2)                          [Dormant]                                   100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
EME Employment Co Ltd (2)             [Dormant]                                   100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
EME Employment Co (No. 2) Ltd (2)     [Dormant]                                   100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Furse Earthing and Lightning          [Not Trading]                               100%  England & Wales    N/A--Not Trading (1)
Protection Systems Ltd (2)
------------------------------------------------------------------------------------------------------------------------------------
Furse Specialist Contracting Ltd (2)  [Dormant]                                   100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Homepower Retail (EME) Ltd (2)        [Not Trading]                               100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
J Smith (Southern) Ltd (2)            [Not Trading]                               100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
M MacDonald & Co Ltd (2)              [Dormant]                          100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Padfield and Howes Ltd (2)            [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Powergen Directors Ltd (2)            [Dormant]                          100%  England & Wales    Interstate Energy (authorizing
                                                                                                  intermediate subsidiaries to
                                                                                                  provide management,
                                                                                                  administrative, project
                                                                                                  development and operating services
                                                                                                  to certain nonutility
                                                                                                  subsidiaries, including FUCOs)
------------------------------------------------------------------------------------------------------------------------------------
Powergen Secretaries Ltd (2)          [Dormant]                          100%  England & Wales    Interstate Energy (authorizing
                                                                                                  intermediate subsidiaries to
                                                                                                  provide management,
                                                                                                  administrative, project
                                                                                                  development and operating services
                                                                                                  to certain nonutility
                                                                                                  subsidiaries, including FUCOs)
------------------------------------------------------------------------------------------------------------------------------------
Ransome Properties Ltd (2)            [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
SGB (Steeplejacks) Ltd (2)            [Dormant]                          100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Statco Two Ltd (2)                    [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Statco Three Ltd (2)                  [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Statco Four Ltd (2)                   [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Statco Five Ltd (2)                   [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Statco Six Ltd (2)                    [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
Statco Seven Ltd (2)                  [Dormant]                          100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
The Peerless Engineering Co Ltd (2)   [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
The Stanton (Steeplejack) Co Ltd (2)  [Not Trading]                      100%  England & Wales    N/A--Not Trading (1)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen CHP Ltd                    Development and operation of       100%  England & Wales    Interstate Energy;
                                      cogeneration plant in U.K.;                                 Qualifies as a FUCO;
                                      Holding and financing company                               Rule 58(b)(1)(vi); or
                                      for Powergen
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Cogeneration Ltd,                                               Rule 58(b)(1)(viii)
                                      which company operates
                                      cogeneration plant in U.K.
                                      (qualifies as a FUCO), and a
                                      JV partner in Biogeneration
                                      Ltd, which operates a
                                      biomass plant in U.K.
                                      (qualifies as a FUCO)
------------------------------------------------------------------------------------------------------------------------------------
***Powergen Cogeneration Ltd          Operates cogeneration plant in U.K.    100%  England & Wales    Qualifies as a FUCO;
                                                                                                      Rule 58(b)(1)(vi); or
                                                                                                      Rule 58(b)(1)(viii)
------------------------------------------------------------------------------------------------------------------------------------
***Biogeneration Ltd                  Operates biomass plant in U.K.         50%   England & Wales    Qualifies as a FUCO or
                                                                                                      Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Energy Trading Ltd         Energy trading in Europe               100%  England & Wales    Rule 58(b)(1)(v)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Investments Ltd            A JV partner and finance company       100%  England & Wales    Interstate Energy
                                      for Powergen Renewables Holdings
                                      Ltd, which is a holding and
                                      finance company for Powergen
                                      Renewables Ltd, which
                                      company qualifies as a FUCO,
                                      and for Fusers Ltd, which
                                      develops windfarms in
                                      Ireland.
------------------------------------------------------------------------------------------------------------------------------------
***Powergen Renewables                Holding and finance company for        50%   England & Wales    Interstate Energy
    Holdings Ltd                      Powergen Renewables Ltd,
                                      which operates 9 windfarms
                                      and qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
****Powergen Renewables Ltd           Operates 9 windfarms in U.K.           50%   England & Wales    Qualifies as a FUCO or
                                                                                                      Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
*****Yorkshire Windpower Ltd          Operates 2 windfarms in U.K.           25%   England & Wales    Qualifies as a FUCO or
                                                                                                      Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
*****TPG Wind Ltd                     Operates 1 windfarm in U.K.            25%   England & Wales    Qualifies as a FUCO or
                                                                                                      Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*****Windy Hills Ltd                  [Dormant]                              50%   Northern Ireland   N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
****Powergen Renewables               Develops windfarms in U.K.;            50%   England & Wales    Rule 58(b)(1)(vi)
     Developments Ltd                 Holding company for Blyth
                                      Offshore Wind Ltd, which
                                      company qualifies as a Rule
                                      58(b)(1)(vi) company
------------------------------------------------------------------------------------------------------------------------------------
*****Blyth Offshore Wind Ltd          Developing an offshore windfarm        16.5% England & Wales    Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
****Fusers Ltd                        Develops windfarms in Ireland;         50%   Ireland            Rule 58(b)(1)(vi)
                                      JV partner company for Tursillagh
                                      Windfarm Ltd, which company
                                      qualifies as a Rule 58(b)(1)(vi)
                                      company
------------------------------------------------------------------------------------------------------------------------------------
*****Tursillagh Windfarm Ltd          Develops windfarms in Ireland          25%   Ireland            Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
**Cottam Development Centre Ltd       Turbine testing/operation in U.K.      50%   England & Wales    Rule 58(b)(1)(vi)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Gas Ltd                    Gas pipeline transportation            100%  England & Wales    Rule 58(b)(2)(i)
                                      and operation in U.K.
------------------------------------------------------------------------------------------------------------------------------------
**Gen Net. Com Ltd                    Internet services provider             100%  England & Wales    Qualifies as an ETC
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Systems and Services       Information technology services        100%  England & Wales    Qualifies as an ETC
   Ltd                                company
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Finance Ltd                Finance company for Powergen           100%  England & Wales    Interstate Energy
                                      UK Ltd, a holding and financing
                                      company over numerous subsidiaries,
                                      listed below, including companies
                                      qualifying as FUCOs
------------------------------------------------------------------------------------------------------------------------------------
**Ergon Finance Ltd                   Finance company for Powergen           100%  England & Wales    Interstate Energy
                                      UK Ltd, a holding and financing
                                      company over numerous subsidiaries,
                                      listed below, including companies
                                      qualifying as FUCOs
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Energy Solutions Ltd       Energy management company in U.K.      100%  England & Wales    Interstate Energy;
                                      and holding company for DelComm Ltd,                            Rule 58(b)(1)(i); or
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      a dormant company                                               Rule 58(b)(1)(vii)
------------------------------------------------------------------------------------------------------------------------------------
***DelComm Ltd                        [Dormant]                              100%  England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
**Ergon Nominees Ltd                  Holding company for Kinesis            100%  England & Wales    Interstate Energy
                                      Resource Management Ltd, a
                                      dormant company, and Electricity
                                      Ltd, a dormant company
------------------------------------------------------------------------------------------------------------------------------------
***Diamond Power Generation Limited   Operator of Connah's Quay power        100%  England & Wales    Qualifies as a FUCO
                                      station
------------------------------------------------------------------------------------------------------------------------------------
***Emerald Power Generation Limited   Operator of Ryehouse power station     100%  England & Wales    Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***Jade Power Generation Limited      Operator of Cottam power station       100%  England & Wales    Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***Kinesis Resource Management        [Dormant]                              100%  England & Wales    N/A--Dormant
      Limited
------------------------------------------------------------------------------------------------------------------------------------
**Garnedd Power Co Ltd                Hydro electric plant in Wales          (3)   England & Wales    Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
**Hams Hall Management Co Ltd         Maintains and sells plots of           58.9% England & Wales    See, e.g., New Century
                                      land on a former power station site,                            Energies, Inc., HCAR No.
                                      to ensure Powergen gets maximum                                 26748 (Aug. 1, 1997) 1480
                                      value from these assets. There is no                            Welton, Inc., a dedicated
                                      intention for the Hams Hall                                     real estate subsidiary);
                                      Management Company Ltd to buy,                                  American Gas and Electric Co.,
                                      sell or maintain other property                                 HCAR No. 6333 (Dec. 28, 1945)
                                      in this way.                                                    (authorized retention of
                                                                                                      Franklin Real Estate Co., a
                                                                                                      real estate subsidiary)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen Projects Consultancy       Project management of major            100%  England & Wales    Interstate Energy;
    Ltd (with Malaysian Branch)       construction projects in power                                  Rule 58(b)(1)(i); or
                                      generation                                                      Rule 58(b)(1)(vii)
------------------------------------------------------------------------------------------------------------------------------------
**Ergon Insurance Ltd                 Captive insurance company              100%  Isle of Man (UK)   Columbia Gas System, Inc.,
                                                                                                      HCAR No. 26596 (Oct. 25,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1996)(authorizing acquisition
                                                                                                       of captive insurance company)
------------------------------------------------------------------------------------------------------------------------------------
**Powergen International Limited      Holding and financing company for:    100%    England & Wales    Interstate Energy
                                      Powergen Overseas Holdings
                                      Limited, a holding and finance
                                      company for Ergon Generation
                                      (Malaysia) Sdn Rhd, a dormant
                                      company; Visioncash, a finance
                                      company; Ergon Overseas Holdings
                                      Ltd, which holds 74% of, and
                                      serves as finance company for,
                                      Powergen Holdings BV, which is a
                                      holding and finance company for
                                      fourteen direct subsidiaries,
                                      including companies qualifying
                                      as FUCOs; Inputrapid Ltd, which
                                      holds 26% of, and serves as
                                      finance company for, Powergen
                                      Holdings BV, which is a holding
                                      and finance company for fourteen
                                      direct subsidiaries, including
                                      companies qualifying as FUCOs;
                                      Ergon Energy Ltd, a holding and
                                      finance company for PT Jawa
                                      Power, which owns Paiton station
                                      (qualifies as a FUCO); Powergen
                                      Serang Ltd, a dormant company;
                                      and North Queensland Power Ltd,
                                      a dormant company
------------------------------------------------------------------------------------------------------------------------------------
***Powergen Overseas Holdings         Holding and finance company for       100%    England & Wales    Interstate Energy
    Limited                           Ergon Generation (Malaysia) Sdn
                                      Rhd, a dormant company
------------------------------------------------------------------------------------------------------------------------------------
***Visioncash                         Finance company for Powergen Holdings 100%    England & Wales    Interstate Energy
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      BV which is a holding and
                                      finance company for fourteen
                                      direct subsidiaries, including
                                      companies qualifying as FUCOs
------------------------------------------------------------------------------------------------------------------------------------

***Ergon Overseas Holdings Ltd        Holds 74% of, and serves as           100%      England & Wales    Interstate Energy
                                      finance company for, Powergen
                                      Holdings BV which is a holding
                                      and finance company for fourteen
                                      direct subsidiaries, including
                                      companies qualifying as FUCOs
------------------------------------------------------------------------------------------------------------------------------------
***Inputrapid Ltd                     Holds 26% of, and serves as           100%      England & Wales    Interstate Energy
                                      finance company for, Powergen
                                      Holdings BV which is a holding
                                      and finance company for fourteen
                                      direct subsidiaries, including
                                      companies qualifying as FUCOs
------------------------------------------------------------------------------------------------------------------------------------
****Powergen Holdings BV              Holding and finance company for       100%      Netherlands        Interstate Energy
                                      fourteen direct subsidiaries
                                      listed below, including
                                      companies qualifying as FUCOs
------------------------------------------------------------------------------------------------------------------------------------
*****PT Powergen Jawa Timur           Operator of Paiton station            100%      Indonesia          Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****Turbogas Produtora               Owner of Tapada station               49.99%    Portugal           Qualifies as a FUCO
      Energetica SA
------------------------------------------------------------------------------------------------------------------------------------
*****Portugen Energia SA              Operator of Tapada station            75%       Portugal           Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****Csepel Eromu Rt                  Owner of Csepel I plant               100%      Hungary            Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****Powergen Energia RT              Operator of Csepel II station         100%      Hungary            Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****Csepel Aramtermelo               Owner of Csepel II station            100%      Hungary            Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****Powergen Nederland BV            Finance company to MIBRAG BV,         100%      Netherlands        Interstate Energy
                                      which is a holding and finance
                                      company for MIBRAG GmbH, which
                                      owns
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Mibrag mine, a fuel source
                                      for coal-fired power generating
                                      units (qualifies as a Rule
                                      58(b)(1)(ix) company)
------------------------------------------------------------------------------------------------------------------------------------
******MIBRAG BV                       Holding and finance company for        33%        Netherlands        Interstate Energy
                                      MIBRAG GmbH, which owns Mibrag
                                      mine, a fuel source for coal-
                                      fired power generating units
                                      (qualifies as a Rule
                                      58(b)(1)(ix) company)
------------------------------------------------------------------------------------------------------------------------------------
*******MIBRAG GmbH                    Owner of Mibrag mine, a fuel           33% (4)    Germany            Rule 58(b)(1)(ix)
                                      source for coal-fired power
                                      generating units
------------------------------------------------------------------------------------------------------------------------------------
********MIBRAG IB GmbH                Finance company for MIBRAG GmbH,       33% (4)    Germany            Interstate Energy
                                      which owns Mibrag mine, a fuel
                                      source for coal-fired power
                                      generating units (qualifies as a
                                      Rule 58(b)(1)(ix) company)
------------------------------------------------------------------------------------------------------------------------------------
********MIBRAG IV GmbH                Finance company for MIBRAG GmbH,       33% (4)    Germany            Interstate Energy
                                      which owns Mibrag mine, a fuel
                                      source for coal-fired power
                                      generating units (qualifies as a
                                      Rule 58(b)(1)(ix) company)
------------------------------------------------------------------------------------------------------------------------------------
********MIBRAG IVB GmbH               Finance company for MIBRAG GmbH,       33% (4)    Germany            Interstate Energy
                                      which owns Mibrag mine, a fuel
                                      source for coal-fired power
                                      generating units (qualifies as a
                                      Rule 58(b)(1)(ix) company)
------------------------------------------------------------------------------------------------------------------------------------
*****Powergen Australia               Finance company for Yallourn          100%        Netherlands        Interstate Energy
     Holdings BV                      Energy PTY, which owns the
                                      Yallourn station (qualifies
                                      as a FUCO)
------------------------------------------------------------------------------------------------------------------------------------
******Powergen Australia BV           Finance company for Yallourn          100%        Netherlands        Interstate Energy
                                      Energy
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      PTY, which owns the
                                      Yallourn station (qualifies
                                      as a FUCO)
------------------------------------------------------------------------------------------------------------------------------------
*******Powergen Aus PTY Ltd           Finance company for Auspower          100%        Australia          Interstate Energy
                                      PTY Ltd, which is finance
                                      company for Mezzco PTY Ltd, a
                                      financing partnership for
                                      Yallourn Energy PTY Ltd, owner
                                      of Yallourn station (qualifies
                                      as a FUCO) and for Yallourn
                                      Energy PTY Ltd
------------------------------------------------------------------------------------------------------------------------------------
*******Auspower PTY Ltd               Finance company for Mezzco PTY        49.95% (5)  Australia          Interstate Energy
                                      Ltd, a financing partnership for
                                      Yallourn Energy PTY Ltd
                                      (qualifies as a FUCO) and for
                                      Yallourn Energy PTY Ltd
------------------------------------------------------------------------------------------------------------------------------------
********Mezzco PTY Ltd                Financing partnership for Yallourn    49.95% (5)  Australia          Interstate Energy
                                      Energy PTY Ltd (qualifies as a FUCO)
------------------------------------------------------------------------------------------------------------------------------------
********Yallourn Energy PTY           Owner of Yallourn station             49.95% (5)  Australia          Qualifies as a FUCO
        Ltd
------------------------------------------------------------------------------------------------------------------------------------
*****Powergen India Ltd               Holds 46.3% of the Gujarat            100%        India              Interstate Energy
                                      Powergen Energy Corporation
                                      ("Gujarat"), owner of Pagathan
                                      plant (qualifies as a FUCO),
                                      with Powergen BV Holdings
                                      holding 41.7%; also serves as
                                      financing company for Gujarat
                                      (qualifies as a FUCO)
------------------------------------------------------------------------------------------------------------------------------------
******Gujarat Powergen Energy         Owner of Pagathan plant               88%         India              Qualifies as a FUCO
      Corporation
------------------------------------------------------------------------------------------------------------------------------------
******Bina Power Supply               Developer of Bina project,            49%         India              Interstate Energy or
      Company Limited                 which project qualifies as                                           Rule 58(b)(1)(vii)
                                      a FUCO
------------------------------------------------------------------------------------------------------------------------------------
*****Saale Energie GmbH               Financing company for Schkopau        50%         Germany            Interstate Energy
                                      plant,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      which plant qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
******Saale Energie Services          The rendering of management,          49.5%       Germany            Rule 58(b)(1)(i) or
      GmbH                            maintenance and consulting                                           Rule 58(b)(1)(vii)
                                      services to MIBRAG GmbH, which
                                      owns Mibrag mine, a fuel source
                                      for coal-fired power generating
                                      units (qualifies as a Rule
                                      58(b)(1)(ix) company)
------------------------------------------------------------------------------------------------------------------------------------
******Kraftwerk Schkopau GbR          Owner of Schkopau plant               20.5%       Germany            Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
******Kraftwerk Schkopau              Operator of Schkopau plant            22.5%       Germany            Qualifies as a FUCO
      B'Gessellschaft GmbH
------------------------------------------------------------------------------------------------------------------------------------
*****PT Power Jawa Barat              Developer of Serang project           40%         Indonesia          Interstate Energy or
                                                                                                           Rule 58(b)(1)(vii)
------------------------------------------------------------------------------------------------------------------------------------
*****BLCP Power Limited               Developer of Map Ta Phut              35%         Thailand           Interstate Energy or
                                      project                                                              Rule 58(b)(1)(vii)
------------------------------------------------------------------------------------------------------------------------------------
*****Powergen (Malaysia) Sdn          Regional headquarters of Powergen     100%        Malaysia           Interstate Energy
     Bhd                              for companies qualifying as FUCOs;                                   (authorizing intermediate
                                      operational headquarter support                                      subsidiaries to provide
                                      service                                                              management,
                                                                                                           administrative, project
                                                                                                           services to certain
                                                                                                           nonutility subsidiaries,
                                                                                                           including FUCOs)
------------------------------------------------------------------------------------------------------------------------------------
*****Powergen Brasil Limitada         [Dormant]                             100%        Brasil             N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
*****Csepel Holdings BV               [Dormant]                             100%        Netherlands        N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
***Ergon Energy Ltd                   Holding and finance company for       100%        England & Wales    Interstate Energy
                                      PT Jawa Power, owner of Paiton
                                      station, which station qualifies
                                      as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
****PT Jawa Power                     Owner of Paiton station               35%         Indonesia          Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***Powergen Serang Ltd                [Dormant]                             100%        England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
***North Queensland Power Ltd         [Dormant]                             40%         England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
**LLPCo Holdings Ltd                  Holding and finance company for       49.95%      Australia          Interstate Energy
                                      LLPCo PTY Ltd, manager of
                                      Yallourn Investments, A Limited
                                      Partnership (LLP), a financing
                                      partnership for Yallourn
                                      station, which station qualifies
                                      as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***LLPCo PTY Ltd                      Manages Yallourn Investments,         49.95%      Australia          Interstate Energy
                                      A Limited Partnership (LLP),
                                      a financing partnership for
                                      the Yallourn station, which
                                      qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
**Yallourn Investments, A             Financing partnership for             49.95%      Australia          Interstate Energy
  Limited Partnership (LLP)           Yallourn station, which station
                                      qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***Meerco PTY Ltd                     Finance company for Yallourn          49.95%      Australia          Interstate Energy
                                      station, which station qualifies
                                      as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
Powerconsult                          [Dormant]                             100%        England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Powercoal                             [Dormant]                             100%        England & Wales    N/A--Dormant
------------------------------------------------------------------------------------------------------------------------------------
Powergen Australia Investments        [Dormant]                             100%        England & Wales    N/A--Dormant
  Ltd
------------------------------------------------------------------------------------------------------------------------------------
**DR Group Holdings                   Holding and finance company for       100%        England & Wales    Interstate Energy
                                      Corby  Power Ltd, which company
                                      qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
***DR Corby Limited                   Holding and finance company for       100%        England & Wales    Interstate Energy
                                      Corby Power Ltd, which company
                                      qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------
****East Midlands Electricity         JV partner and finance company for    100%        England & Wales    Interstate Energy
 Generation (Corby) Ltd               Corby Power Ltd, which company
                                      qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*****Corby Power Ltd                  Operator of Corby power station       50%         England & Wales    Qualifies as a FUCO
------------------------------------------------------------------------------------------------------------------------------------

Table of Notations
------------------
(None of the financing subsidiaries of Powergen provide financing to nonassociate companies.)
* First-tier subsidiary of Powergen plc
** Second-tier
*** Third-tier
**** Fourth-tier
***** Fifth-tier
****** Sixth-tier
******* Seventh-tier
******** Eighth-tier
(1) By "Not Trading," it is meant that the company has not been active during the past year but there have been transactions through the books (e.g., to clean the books out).
(2) This company is either a direct or indirect subsidiary of Powergen Energy plc.
(3) The total ownership interest held directly or indirectly by Powergen cannot be calculated at this time; however, Powergen concedes that this entity is an indirect "subsidiary" of Powergen for purposes of PUHCA.
(4) This figure represents Powergen plc's approximate ownership interest. The actual figure is less than 33%.
(5) In addition to the ownership interest shown, 49.95% of the redeemable preference shares in Auspower PTY Ltd are held by Powergen Aus Pty Limited.